Exhibit 10.19

      THIS EQUIPMENT PURCHASE AGREEMENT, dated as of October 2, 2000 (the "Equipment Agreement"), is by and between ALLOY STEEL INTERNATIONAL, INC., a Delaware corporation ("ASI"), and KROKO NOMINEES PTY LTD As Trustee for THE COLLIER UNIT TRUST, an Australian entity ("Collier").


      WHEREAS, ASI desires to purchase from Collier, and Collier desires to sell, an Alloy Application Machine known as Machine #2 ("Machine #2"), upon the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations, warranties, conditions and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                          ARTICLE I: PURCHASE AND SALE

      SECTION 1.01. Sale and Purchase of Assets.

            (1) On the Date hereof Collier shall sell, transfer, grant, convey and assign to ASI, its successors and assigns forever, and ASI shall purchase and receive from Collier, all of the right, title and interest in and to Machine #2.

      SECTION 1.02. Consideration. The purchase price is $820,000 in United States Dollars (the "Purchase Price").

      SECTION 1.03. Delivery. Delivery shall be made at ASI's expense to its plant and will furnish specifications for said delivery.

                   ARTICLE II: REPRESENTATIONS AND WARRANTIES

      SECTION 2.01. "AS IS" Sale.

            MACHINE #2 COVERED BY THIS CONTRACT HAS BEEN PURCHASED BY ASI "As Is" and "With All Faults" AND ASI ACKNOWLEDGES THAT NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE ARE TO BE IMPLIED BY THIS TRANSACTION.

      SECTION 2.02 DISCLAIMER OF EXPRESS WARRANTIES.

            Any affirmation of fact or promise made by Collier shall not be deemed to create an express warranty that Machine #2 conforms to the affirmation or promise.

      SECTION 2.03 DISCLAIMER OF IMPLIED WARRANTIES.

      THIS SALE IS MADE ON THE EXPRESS UNDERSTANDING THAT THERE IS NO IMPLIED WARRANTY THAT MACHINE #2 SHALL BE FIT FOR A PARTICULAR PURPOSE. ASI ACKNOWLEDGES THAT THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE DESCRIPTION ON THE FACE HEREOF.

                           ARTICLE III: MISCELLANEOUS

      SECTION 3.01. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings with respect thereto.

      SECTION 3.02. Notices. Any notice or other communication which is required or permitted hereunder shall be in writing and shall be deemed to have been delivered and received (x) on the day of (or, if not a business day, the first business day after) its having been personally delivered or telecopied to the following address or telecopy number, (y) on the first business day after its having been sent by overnight delivery service to the following address, or (z) if sent by regular, registered or certified mail, when actually received at the following address:

      If to:

                  Alloy Steel International, Inc.
                  P.O. Box 3087 Malaga D C 6945
                  Western Australia
                  (P) 61-8-92-48-3188
                  (F) 011 618 9 3415599

      If to:

                  Kroko Nominee Pty LTD.
                  108 Brighton Rd.
                  Scarborough, Western Australia
                  (P)
                  (F)

Any party may by notice change the address or telecopier number to which notices or other communications to it are to be delivered, telecopied or sent.

      SECTION 3.03. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 3.04. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ALLOY STEEL INTERNATIONAL, INC.

By: _________________________________
               Name:
               Title:

KROKO NOMINEES PTY LTD
     As Trustee
THE COLLIER UNIT TRUST

By: _________________________________
               Name:
               Title: